                                                                      EXHIBIT 99


               AGREEMENT FOR THE PURCHASE AND SALE OF REAL ESTATE


                 THIS AGREEMENT for the Purchase and Sale of Real Estate ("the Agreement") is made and entered into this 20th day of April, 1995, by and between CAROLINA INVESTMENT PARTNERS, a North Carolina Limited Partnership, and ADA CORPORATION OF NORTH CAROLINA, a North Carolina Corporation, (collectively "SELLERS") with an address of 4112 Blue Ridge Road, Suite 210, Raleigh, North Carolina and CHURCHILL & BANKS, LTD., a Rhode Island corporation, with an address of 167 Point Street, Providence, Rhode Island 02903 ("PURCHASER");

                              W I T N E S S E T H:

                 WHEREAS, SELLERS are the owners of the real estate described in Section 1.1 hereof, which real estate is located in Cary, Wake County, North Carolina, and SELLERS desire to sell said real estate to PURCHASER and PURCHASER desires to purchase said real estate from SELLERS, at the price and upon the terms and conditions set forth herein;

                 NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, SELLERS and PURCHASER hereby agree as follows:

                 SECTION 1: SALE OF PREMISES

                 1.1 Property to be Conveyed. SELLERS shall sell to PURCHASER and PURCHASER shall purchase from SELLERS, at the time, at the price and upon the terms and conditions set forth in this Agreement, those certain parcels of real estate owned by


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SELLERS and located in Cary, Wake County, North Carolina, more fully described in Exhibit A attached hereto and incorporated herein consisting of approximately 16.309 acres of land as outlined in red on the Plan attached hereto as Exhibit B and by reference incorporated herein (the "Real Estate"). PURCHASER must satisfy itself and is solely responsible for obtaining, at its sole expense, if applicable, any required subdivision, zoning or other approvals which may be required in order for SELLERS to lawfully sell the Real Estate to PURCHASER.

                 1.2 Acceptable Title. SELLERS shall convey and PURCHASER shall accept good and marketable record title to the Real Estate, free and clear of all liens and encumbrances, easements, restrictions, and conditions except only the exceptions set forth in the List as Exhibit C attached hereto and by reference incorporated herein ("Permitted Exceptions") as agreed to by the Parties in writing after the date hereof, but prior to July 31, 1995.

                 SECTION 2: PURCHASE PRICE

                 2.1 Purchase Price. The purchase price to be paid by PURCHASER to SELLERS for the Real Estate is Five and 25/100 ($5.25) Dollars per net square foot, defined and shown, for purposes of this Agreement, on Exhibit B as Parcel 4 (comprised of Tracts A and B as shown thereon), gross area of
17.219 acres less a right-of-way area of 0.910 acres to be dedicated for Service Road 1009. PURCHASER shall cause an accurate boundary survey of the Real Estate (the "Survey") to be prepared by a


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North Carolina registered land surveyor or licensed engineer which shall show the dimensions thereof. SELLERS shall have the right to approve the Survey. The final Survey as approved by PURCHASER and SELLERS shall be used for calculating the net square footage of the Real Estate and preparation of the legal description for the Property to be attached to the deed and all other applicable documents. When approved by PURCHASER and SELLERS, the Survey shall be attached hereto as Exhibit D and incorporated herein.

         The sum of Twenty-Five Thousand ($25,000.00) Dollars (the "Deposit") has been paid as a Deposit upon the execution of this Agreement by the PURCHASER, the receipt whereof is hereby acknowledged. All deposits made by PURCHASER hereunder shall be held by Commonwealth Land Title Insurance Company, in escrow, in an interest bearing account in a Federally insured bank subject to the terms of this Agreement and shall be duly accounted for at the time of performance of this Agreement. In the event that the within transaction shall be consummated in accordance with its terms, the Deposit, the Additional Deposit and any interest earned on the PURCHASER'S deposits shall be credited to the Purchase Price. In any other event, the interest earned shall be paid to the Party entitled to the deposit. The sum of Seventy-Five Thousand ($75,000.00) Dollars (the "Additional Deposit") shall be deposited by Purchaser on or before July 31, 1995.

                 2.2      Payment of Purchase Price.  The balance of the


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Purchase Price shall be paid to SELLERS at the time of the delivery of the deed(s) to the Real Estate and all title clearing documentation required hereunder. All payments made hereunder will be made in cash or by certified or bank check.

                 2.3 Application of Purchase Price. SELLERS shall have the right at the time of the delivery of the deed(s) to use and apply the Purchase Price, or any portion thereof, to the payment, discharge, or release of any encumbrance on, or outstanding interest in, the Real Estate; provided that all discharges and releases so procured shall be recorded simultaneously with delivery of the deed(s) or at Closing arrangements satisfactory to Purchaser for recording same after the recording of the deed(s). This Section
2.3 shall survive the Closing.

                 SECTION 3: CLOSING DATE

                 3.1 Closing. The conveyance of title, payment of the Purchase Price and performance of other specified obligations of the Parties to be performed at the closing (herein called the "Closing") shall occur on October 31, 1995. The closing will be held at the office of Michael Strickland, Esquire, 7200 Stonehenge Drive, Suite 201, Raleigh, North Carolina 27613 unless some other time and place shall be mutually agreed upon by the parties in writing. Time shall be of the essence in the performance of the obligations of the parties hereunder.

                 SECTION 4: DEED

                 4.1      Conveyance of Deed.  Conveyance of the Real


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Estate shall be made by a good and sufficient Special Warranty Deed(s)
conveying a good and marketable record title to the Real Estate, free from all encumbrances except the encumbrances listed as Permitted Exceptions in Section
1.2 hereof, and other exceptions otherwise agreed to in writing and signed by the Parties.

                 4.2 Authority and Good Standing of Parties. At the Closing, each Party shall present evidence to the other Party of such Party's authority to take all actions contemplated hereby, and of such Party's good standing with the office of the Secretary of State, in the State in which each such Party was organized.

                 SECTION 5: POSSESSION

         5.1 Possession of Real Estate. Full possession of the Real Estate shall be delivered to Purchaser free of all tenants at the Closing, in the same condition in which the same is as of the effective date of this Agreement, except as otherwise agreed to in writing by the Parties, reasonable use and natural deterioration only excepted and in compliance with Section 1.1 and 1.2 hereof.

                 SECTION 6: ADJUSTMENTS

                 6.1 Adjustments. All outstanding water and sewer assessments, if any, shall be paid by SELLERS. All water and sewer acreage fees and tap-on fees shall be paid by PURCHASER. Real estate taxes for the then current fiscal tax period, shall be apportioned on a calendar year basis as of the day of


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performance of this Agreement and the net amount thereof shall be added to or deducted from, as the case may be, the purchase price payable by the PURCHASER at the time of delivery of the deed.

                 6.2 Adjustment of Unassessed and Abated Taxes. If the amount of said taxes is not known at the time of the delivery of the deed(s), they shall be apportioned on the basis of the taxes assessed for the preceding year, with a reapportionment as soon as the new tax rate and valuation can be ascertained; and, if the taxes which are to be apportioned shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless herein otherwise agreed. The provisions of this Paragraph 6.2 shall survive the delivery of the deed.

                 Section 7: SELLERS' TITLE

                 7.1 Extension of Closing Date. If PURCHASER discovers a defect in title to the Real Estate on or prior to July 31, 1995 (other than Permitted Exceptions) Purchaser shall notify Seller in writing of any said title objection(s) on or prior to July 31, 1995, and if SELLERS are unable to give title as required by this Agreement as of the Closing Date, then SELLERS shall use any commercially reasonable efforts to remove any such defect in
title.   The closing shall be extended for up to thirty (30) days for SELLERS to cure such defect; provided,


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however, that PURCHASER may, at PURCHASER'S election, waive the cure by SELLERS of any such defect and accept such title as SELLERS are able to convey, without warranty as to such defects and without reduction of the Purchase Price. The acceptance of a deed and possession of the Real Estate by PURCHASER shall in any event constitute conclusive evidence of full performance and discharge by SELLERS of all of SELLERS' obligations hereunder except such as are by the terms hereof or by separate written agreement signed by the Parties stipulated to survive the Closing. In the event SELLERS are unable to cure within the stated period, PURCHASER shall have the right to terminate the within Agreement, all Deposits paid shall be refunded, and all liabilities and obligations of the parties hereunder shall cease and terminate, without recourse to either party.

                 Section 8: BROKERS

                 8.1 Warranties and Representations. SELLERS and PURCHASER warrant and represent, each to the other, that no real estate broker, finder, or other person or entity initiated or otherwise brought about this transaction, except J.M. Kane, Kane Development Company. Each of the Parties hereto agrees to indemnify the other against, and to hold it harmless from, any liability for brokerage commissions, finder's fees or attorneys' fees in connection with the transaction contemplated hereby to the extent such liability shall be based upon arrangements or agreements made or claimed by third parties to have been made by or on behalf of the indemnifying party provided said liability


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is judicially established and any applicable rights of appeal have been exhausted. All commissions due J.M. Kane, Kane Development Co., shall be paid by SELLERS. This Section 8.1 shall survive the Closing.

                 Section 9:  CONDITIONS PRECEDENT TO PURCHASER'S
PERFORMANCE.

                 9.1 Permits. PURCHASER shall have received on or before the Closing Date, all licenses, permits, approvals, consents, authorizations and the like, including, without limitation, site plan approval, zoning changes or variances, special use permits, curb cut permits, planning and zoning commission approvals, environmental approvals and permits of whatever nature necessary to permit the construction of a retail center and approvals for all necessary parking facilities, pylon signs, and access rights relating to the operation of said retail center and approvals to permit the relocation of or tapping into or connection to electrical and other utility lines, pipes and conduits necessary to PURCHASER'S construction (collectively, the "Approvals"). Whenever the word "obtained" is used in connection with Approvals, no Approval or Approvals shall have been deemed to have been obtained until the expiration of all applicable appeal periods, or the affirmance on appeal of the granting of the Approval without further appeal and without right of appeal, or the settling of any such appeal. PURCHASER agrees to use good faith efforts to obtain such Approvals, and SELLERS agree to cooperate with PURCHASER in the


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prosecution of any such efforts, such cooperation to include, without limitation, the execution and delivery of such documents and applications as PURCHASER or PURCHASER'S counsel may reasonably request and which are necessary to support any application as stated above. PURCHASER agrees to keep SELLERS informed of the status of the application process.

                 9.2 Access to Premises.

                 A. PURCHASER and PURCHASER'S agents, servants, employees and representatives shall have the right, from time to time and only upon one
(1) days' notice to SELLERS and at PURCHASER'S sole expense and risk (but not to unreasonably interfere with SELLERS' use of the premises) to enter upon the premises to make or cause to be made, engineering studies, including, without limitation, surveys, test borings and percolation tests in order to determine sub-soil conditions of ledge, peat or clay and such other soil tests, analyses, and studies of the premises as PURCHASER may deem necessary or as may be required by the rules and regulations of any governmental authority having jurisdiction prior to construction of structures on the premises, including, without limitation, to determine the presence of Hazardous Wastes. PURCHASER shall, at the conclusion of such tests and studies, restore the premises to substantially their present condition, excepting only test borings locations, and shall indemnify and hold SELLERS harmless from and against any injury caused by such testing, other than such test borings.


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                 B.       SELLERS agree to provide PURCHASER with all
environmental studies of impact statements and reports with respect to the premises, all permits, certificates of occupancy, permit applications, and copies of correspondence and memoranda concerning any governmental agency or authority having jurisdiction over the premises, its operation of development; copies of existing title insurance policies; title certifications or title reports on the premises, together with copies of all documents and plans referred to therein, if any, in SELLERS' possession. There is no obligation to provide public records.

                 9.3      Soil Conditions and Hazardous Waste.      It shall be
a condition to PURCHASER'S performance hereunder that PURCHASER shall have:

                 A. Received from an engineering firm acceptable to PURCHASER, a so-called Site Assessment Report, including such subsurface exploration and testing as may be deemed necessary by PURCHASER'S Consultant which concludes, to the PURCHASER's sole satisfaction and sole discretion, that the condition of the premises is within the levels of risk characterized by applicable standards.

                 For the purpose of this Paragraph, Hazardous Waste shall be deemed to include any "oil", "hazardous material", "hazardous wastes" or "hazardous substances" as defined in any and all applicable federal, state or local laws governing the existence, release, generation, storage or disposal of any


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hazardous or toxic materials, and the regulations adopted pursuant thereto (the
"Hazardous Waste Laws"), and including, without limitation (whether or not included in the definition contained in the Hazardous Waste Laws), PCB's, asbestos, radon and other chemicals which could be materially dangerous to the environment or to human beings. In the event that the Site Assessment Report does not meet the PURCHASER'S requirements, PURCHASER shall have the right, at its sole election, to exercise its cancellation right. PURCHASER will give copies of all environmental reports on the real estate to SELLERS.

                 B. Determined, to its sole satisfaction and sole discretion, that the adequacy of soil conditions, grade and other construction aspects of the premises are such that it is reasonably feasible, economically and otherwise, to construct a retail center.

                 If PURCHASER, in its sole discretion, determines that the premises do not satisfy the foregoing, the PURCHASER may, at its election, cancel and terminate this Agreement by giving written notice thereof to SELLERS and if PURCHASER so elects, SELLERS shall return PURCHASER'S deposit and all liabilities and obligations of the parties hereunder shall cease and terminate, without recourse to either party.

         9.4  Title.      PURCHASER shall have received on or prior to July 31,
1995 from PURCHASER'S title insurance company a commitment for owner's and mortgagee's title insurance policies, at normal premium rates, without exception for survey,



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mechanics' or materialmens' liens or for tenants or persons in possession and otherwise in compliance with the title requirements of this Agreement, containing the following endorsements, (i) insuring contiguity between the parcel(s) constituting the premises; (ii) obligating the title company to increase its coverage (subject to payment of premium and acts of the insured) to insure all costs incurred in improving and developing the premises; (iii) insuring access and contiguity to all adjacent highways, roads, street, alleys and the like without any strips, gores or like intrusions; (iv) insuring PURCHASER'S rights to use all of the easements and grants appurtenant to the premises and structures and improvements thereon; (v) insuring that there are no encroachments of the premises, no party walls or similar supporting walls, and no lines, pipes or conduits (utility or otherwise) necessary for the use or operation of the premises or any development thereon are situated over, under or on any premises other than the premises or require permission or consent of others.

                 9.5 Satisfaction of Conditions Precedent. Except with respect to the conditions precedent for Approvals set forth in Section 9.1 relating solely to site plan approval, which conditions precedent shall continue until closing, if PURCHASER, in its sole discretion, determines that any of the foregoing conditions precedent in this Section 9 has not been met, the PURCHASER may, at its election, waive such condition or cancel and terminate this Agreement by giving written notice thereof to SELLERS, on or before July 31, 1995.


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
If PURCHASER elects to cancel and terminate, PURCHASER'S deposit shall be returned and all liabilities and obligations of the parties hereunder shall cease and terminate, without recourse to either party. If no such notice is given, all conditions precedent to purchaser's obligations hereunder shall be deemed satisfied or waived.

         SECTION 10:      CONDITION OF REAL ESTATE PENDING CLOSING

                 10.1 Taking of Real Estate. If, prior to the Closing, any part of the premises is taken by eminent domain, or the SELLERS shall receive notice thereof, the SELLERS shall promptly give the PURCHASER written notice thereof. In the event of such taking by eminent domain, or notice thereof, the PURCHASER may, at its election, by written notice to the SELLERS, cancel this Agreement without further liability hereunder, whereupon the Deposit shall be returned to the PURCHASER; provided, however, that if the PURCHASER elects not to cancel this Agreement and agrees to take conveyance of the premises notwithstanding such taking and without reduction of the Purchase Price, the SELLERS shall, at the Closing, (i) deliver to the PURCHASER the net proceeds of any award or other proceeds of such taking which may have been collected by PURCHASER prior to the Closing, or (ii) if the award or other proceeds have not been fully collected, deliver to the PURCHASER an assignment of the SELLERS' right to any such award or other proceeds which may be payable as a result of such taking. Provided, further, that right-of-way or other requirements made


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by the Town of Cary in return for zoning, site plan or other approvals shall not be considered a "taking" for purposes of this Section 10.

                 SECTION 11:      INSURANCE

                 Until the delivery of the deed, the SELLERS shall maintain insurance on the real estate as follows:

                   Type of Insurance                 Amount of Coverage
                   -----------------                 ------------------
                 Comprehensive General          as presently insured in the
                       Liability                   amount of $2,000,000.


                 SECTION 12:  DEFAULT

                 If the PURCHASER shall fail to fulfill the agreements herein, all of PURCHASER'S deposits shall be paid to the SELLERS as liquidated damages and this shall be the SELLERS' sole and exclusive remedy, at law or in equity, for any breach by PURCHASER of the provisions of this Agreement. If the SELLERS shall default in the performance of this Agreement, all Deposits shall be promptly returned to PURCHASER or alternatively, PURCHASER shall be entitled to pursue specific performance, but no other remedies.

                 SECTION 13:      MISCELLANEOUS

                 13.1 Merger. This Agreement merges any and all understandings and agreements between PURCHASER and SELLERS with respect to the Real Estate and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns. This Agreement shall be governed, construed, applied, and enforced in


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accordance with the laws of the State of North Carolina without resort to its conflict of laws rules.

                 13.2 Mutual Cooperation of Parties. PURCHASER and SELLERS agree to cooperate with each other and to exercise their good faith efforts in carrying out the provisions of this Agreement, including without limitation the mutual preparation, execution, and delivery of all necessary documents, surveys, plans, drawings, and the like.

                 13.3 Representations and Warranties of Purchaser and Sellers. PURCHASER and SELLERS represent and warrant to each other that each has, or by the Closing Date shall have, obtained all corporate authorizations and consents necessary to enable such party to enter into and perform all of its respective obligations hereunder.

                 13.4 Time of Essence. Time is of the essence in the performance of each and every one of the obligations of the Parties under this Agreement.

                 SECTION 14:      RECORDING OF AGREEMENT

                 14.1 Recording. The parties hereto agree to execute and deliver, prior to closing, a Memorandum of this Agreement in recordable form and materially in form and substance sufficient to provide notice of this Agreement.

                 SECTION 15:      NOTICE

                 15.1  Notice. In the event that notice is necessary or


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desirable under the provisions hereof it shall be given by mailing it by certified mail, postage prepaid, if to SELLERS, CAROLINA INVESTMENT PARTNERS, and ADA Corporation, at 4112 Blue Ridge Road, Suite 210, Raleigh, North Carolina, and if to said PURCHASER it shall be directed to the address in the first paragraph of this Agreement.

                 IN WITNESS WHEREOF, the Parties hereto have duly executed and have hereunto set their respective hands and seals in two (2) counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, and delivered this Agreement the day and year first above written.

WITNESSED BY:                           PURCHASER:

                                        CHURCHILL & BANKS, LTD.



                                        By: Timothy G. Fay
- - ----------------------------------          --------------------------
                                            Timothy G. Fay, President


                                        SELLER:

                                        CAROLINA INVESTMENT PARTNERS



Kathleen M. Sorrentino                  By:
- - ----------------------------------          --------------------------


                                        ADA CORPORATION



Kathleen M. Sorrentino                  By:
- - ----------------------------------          --------------------------
                                            Vice President



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                                   EXHIBIT A

PARCEL A

         All of Parcel 4 as shown on the map entitled "Recombination Map, Wellington Park P.U.D., Property of Wellington Park Associates" prepared by Sullivan Survey Company, dated July 17, 1986, recorded in Book of Maps 1986, Page 1262, Wake County Registry and containing approximately 17.219 acres.

         By accepting this Deed, Grantee agrees that it shall dedicate upon request of Grantor, up to 0.91 acres of land to the Town of Cary as a right-of-way for the widening of NCSR 1009, such right-of-way to be approximately 40 feet wide and to run parallel with the southern property line of the above conveyed property; provided, however that Grantee shall not be obligated for any costs in connection with said right-of-way.

PARCEL B

         All that certain tract or parcel of land located in Cary, Wake County, North Carolina and being more particularly described as follows:

         BEGINNING at a point located in the northern margin of the right-of-way of Cary Parkway at the point where such right-of-way commences to curve and intersect with the eastern margin of the right-of-way of Thurston Drive, running thence from such point of BEGINNING with and along the arc of a curve to the right having a radius of 30.00 feet and arc distance of 45.22 feet to a point (such curve having a chord bearing and distance of North 01 degrees 34 minutes 20 seconds West 41.06 feet); running thence North 41 degrees 36 minutes 29 seconds East 98.25 feet to a point; running thence South 32 degrees 50 minutes 24 seconds East 69.31 feet to a new iron pipe; running thence South 60 degrees 56 minutes 49 seconds East 115.70 feet to an existing iron pipe; running thence South 19 degrees 12 minutes 35 seconds East 61.59 feet to a new iron pipe; running thence South 03 degrees 07 minutes 35 seconds West 75.78 feet to an existing iron pipe; running thence South 11 degrees 39 minutes 56 seconds West 113.37 feet to a new iron pipe located in the northern margin of the 106 foot wide right-of-way of Cary Parkway; running thence with and along such margin of the right-of-way of Cary Parkway with and along the arc of a curve to the left having a radius of 1485.39 feet, an arc distance of 314.19 feet to a point and being the point and place of BEGINNING (such curve having a chord bearing and distance of North 38 degrees 41 minutes 35 seconds West
313.61 feet), containing 0.86 acres and being a part of Lot 5, Wellington Park P.U.D., all according to that certain unrecorded plat of survey entitled "Survey for Resolution Trust Corporation of Part of Lot 5, Wellington Park, P.U.D.", prepared by Al Prince & Associates, P.A., dated April 28, 1992, to which unrecorded survey reference is hereby made for a more accurate description of the metes, bounds, courses and distances of the foregoing tract.

                                  EXHIBIT B

         A map showing Parcel 4-A of Wellington Park, 16.309 acres, and Parcel B, 0.86 acres, showing streets, property lines and survey marks appears in the paper format version of the document as Exhibit B.

                                  EXHIBIT C
                                      TO
              AGREEMENT FOR THE PURCHASE AND SALE OF REAL ESTATE

                             Permitted Exceptions
                             --------------------

1. Easements, conditions and restrictions of record or as agreed to by the parties in writing after the date hereof.

2. Taxes, betterment assessments, and other municipal assessments upon the Real Estate not yet due and payable (subject to abatement or adjustment in accordance with Section 6 hereof).

3. Applicable zoning, subdivision, and other municipal, state, and federal ordinances and regulations.